                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 30, 1996



                        REPUBLIC ENGINEERED STEELS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


           Delaware               File No. 33-70578                52-1635079
----------------------------    -----------------------     ------------------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
  of incorporation)


   410 Oberlin Road, S.W. Massillon, Ohio                     44647
   ---------------------------------------                  ----------
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (216) 837-6000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






                             Exhibit Index on Page 4

ITEM 5.  Other Events
         ------------

         On September 30, 1996, Republic Engineered Steels, Inc. ("Republic") issued the attached press release concerning recent analysts' projections for the fiscal quarter ending September 30, 1996.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)      Exhibit:

                  99     Republic's Press Release, dated September 30, 1996.





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                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       REPUBLIC ENGINEERED STEELS, INC.


Date:      October 1, 1996            /s/ Russell W. Maier
      --------------------            -----------------------------------------
                                      Russell W. Maier
                                      President and Chief Executive Officer

                        REPUBLIC ENGINEERED STEELS, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index
                                  -------------


Exhibit No.                Description                                  Page
-----------                -----------                                  ----

99                         Press Release, dated September 30, 1996        5





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